EXHIBIT 99.1
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                     Chief Executive Officer Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Gary A. Herder, the Chief Executive Officer of Prab, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended January 31, 2003, and to which this Certification is attached as
          Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 14, 2003


                                         /s/ Gary A. Herder
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                                         Gary A. Herder, Chief Executive Officer


This certification accompanies the Periodic Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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